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EXHIBIT 24.1

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James E. Dovey and William H. Pearson, and each of them, his attorneys-in-fact, with full power of substitution, for him in any and all capacities, to sign a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form F-1 in connection with the offering by CompleTel Europe N.V., a public limited liability company organized under the laws of The Netherlands (the "Company"), of securities ("Securities"), and all amendments (including post-effective amendments) thereto and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; and to sign all documents in connection with the qualification and sale of the Securities with Blue Sky authorities and with the National Association of Securities Dealers, Inc. and the European stock exchange listed in the registration statement; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.


Date:    February 18, 2000                  /s/ Lawrence F. DeGeorge
         -----------------                  ------------------------------------
                                            Lawrence F. DeGeorge


Date:    February 18, 2000                  /s/ Paul J. Finnegan
         -----------------                  ------------------------------------
                                            Paul J. Finnegan


Date:    February 18, 2000                  /s/ David E. Lacey
         -----------------                  ------------------------------------
                                            David E. Lacey


Date:    February 18, 2000                  /s/ John M. Hugo
         -----------------                  ------------------------------------
                                            John M. Hugo


Date:    February 18, 2000                  ING TRUST (NETHERLANDS) B.V.
         -----------------

                                            By:    /s/ P.C.E. van Witteveen
                                               ---------------------------------

                                            Name:  P.C.E. van Witteveen
                                            Title: GENERAL PROXY HOLDER


                                            By:    /s/ P. Maletic
                                               ---------------------------------

                                            Name:  P. Maletic
                                            Title: SPECIAL PROXY HOLDER